                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2006

                          THE L.S. STARRETT COMPANY

             (Exact name of registrant as specified in its charter)

          Massachusetts                 1-367              04-1866480

  (State or Other Jurisdiction       (Commission         (IRS Employer

        of Incorporation)            File Number)      Identification No.)

                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331

                (Address of principal executive offices)  (Zip Code)

Registrant's telephone number:   978-249-3551

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the

Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

On January 30, 2006, the Audit Committee of the Board of Directors of The L.S. Starrett Company (the "Company") dismissed Deloitte & Touche LLP ("D&T") as the Company's independent public accountants.

The audit reports of D&T on the financial statements of the Company for the fiscal years ended June 25, 2005 and June 26, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the financial statements of the Company for the fiscal years ended June 25, 2005 and June 26, 2004 and through the date hereof, the Company had no disagreement with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of D&T, would have caused them to make reference to such disagreement in their reports for such periods; and there were no reportable events as defined in Item 304(a)(1)(v)of Regulation S-K, except as follows:

In connection with the performance of its audit of the Company's internal control over financial reporting as of June 25, 2005, D&T's report on the Company's internal control over financial reporting dated September 8, 2005 expressed an adverse opinion on the effectiveness of the Company's internal control because of deficiencies in both the design and operating effectiveness of controls associated with the Company's accounting for income taxes.  The deficiencies were concluded to represent a material weakness due to the potential for misstatements and the lack of mitigating controls to detect misstatements.  The Audit Committee has discussed this matter with D&T.  D&T has been authorized to respond fully to the inquiries of the successor independent registered public accounting firm.

D&T was provided a copy of the above disclosure and was requested to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  The letter has been filed with the Securities and Exchange Commission as an Exhibit to this Current Report on Form 8-K.

On February 2, 2006 the Company engaged Grant Thornton LLP ("Grant Thornton") as its independent public accountants to audit the Company's financial statements for the fiscal year ending June 24, 2006.  The decision to engage Grant Thornton was made by the Audit Committee of the Board of Directors of the Company.  During the fiscal years ended June 25, 2005 and June 26, 2004 and through the date hereof, the Company did not consult with Grant Thornton regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9 (d) Exhibits

Exhibit 16 Accountant's SEC Letter

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE L.S. STARRETT COMPANY

Date:  February 3, 2006                By: s/ Randall J. Hylek

                                     Name: Randall J. Hylek

                                    Title: Treasurer and

                                           Chief Financial Officer

form 8-K 2-03-06.doc